FIRST AMENDMENT TO NET LEASE AGREEMENT


      THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 3rd day of Sept, 1999, by and between Net Lease Income & Growth Fund 84-A Limited Partnership ("Fund 84-A" or "Lessor") and AEI Real Estate Fund 85-A Limited Partnership ("85-A" or "Lessor")(hereinafter collectively referred to as "Lessor"), and RTM Mid-America, Inc. (hereinafter referred to as "Lessee");

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Hudsonville, Michigan and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference; and

       WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

      WHEREAS, Lessee and Lessor Fund XXII have entered into that certain Net Lease Agreement dated December 17, 1998 (the "Lease") providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;


      NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:

1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.     TERM

      (A) The term of this Lease ("Term") shall be Twenty (20) consecutive "Lease Years", as hereinafter defined, commencing on the date hereof, plus the period commencing December 17, 1998 ("Occupancy Date") through the date hereof, with the contemplated initial term hereof ending on August 31, 2019.

     (B) The first full Lease Year shall commence on the date of this First Amendment and continue through August 31, 2000.

2. Article 4(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 4.  RENT PAYMENTS

          Annual  Rent  Payable for the  first  Lease  Year:
          Lessee shall pay to Lessor an annual Base Rent of $70,760.69, which amount shall be payable in advance on the first day of each month in equal monthly installments of $2,358.68 to Fund 84-A and $3,538.02 to Fund 85-A. If the first day of the first full Lease Year of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

          Annual  Rent  Payable for the second  Lease  Year:
          Lessee shall pay to Lessor an annual Base Rent of $97,976.34, which amount shall be payable in advance on the first day of each month in equal monthly installments of $3,265.88 to Fund 84-A and $4,898.82 to Fund 85-A.

3. Article 35 is hereby deleted in its entirety; Lessor and Lessee agree that the referenced Development Financing Agreement is terminated in accordance with its terms. All other terms and conditions of the Lease shall remain in full force and effect.

4. Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof.

5. Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied.

6. As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

7. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.

                     LESSEE:  RTM Mid-America, Inc.,

                              By:/s/ Daniel T Collins
                                     Daniel T Collins
                                Its: Vice President


                    Attest:   By:/s/ P G Skinner
                                     Philip G Skinner
                                     Senior Vice President



STATE OF GEORGIA)
                    )SS.
COUNTY OF FULTON)

     The foregoing instrument was acknowledged before me this 1st
day  of  September  1999,   by   Daniel  T  Collins  &  Philip  G
Skinner, as VP & Senior VP of RTM Mid-America, Inc. on behalf  of said company.
                                /s/ Susan E Gibbs
                                    Notary Public


                                             [notary seal]



          [Remainder of page intentionally left blank]




                    LESSOR:  NETLEASE INCOME  & GROWTH FUND 84-A
                             LIMITED PARTNERSHIP

                    By:  Net Lease Management 84-A, Inc.

                    By: /s/ Robert P Johnson

                            Robert P. Johnson, President



STATE OF MINNESOTA  )
                                   )SS.
COUNTY OF RAMSEY    )

      The foregoing instrument was acknowledged before me the 1st day of September, 1999, by Robert P Johnson, the President of Net Lease Management 84-A, Inc., a Minnesota corporation, corporate general partner of Net Lease Income & Growth Fund 84-A Limited Partnership, on behalf of said limited partnership.

                               /s/ Michael B Daugherty
                                     Notary Public

[notary seal]



                    LESSOR: AEI REAL ESTATE FUND 85-A
                            LIMITED PARTNERSHIP

                    By:     Net Lease Management 85-A, Inc.

                    By:     /s/ Robert P Johnson

                                Robert P. Johnson, President

STATE OF MINNESOTA  )
                                   )SS.
COUNTY OF RAMSEY    )

      The foregoing instrument was acknowledged before me the 1st day of September, 1999, by Robert P Johnson, the President of Net Lease Management 85-A, Inc., a Minnesota corporation, corporate general partner of AEI Real Estate Fund 85-A Limited Partnership, on behalf of said limited partnership.

                        /s/ Michael B Daugherty
                              Notary Public

          [notary seal]






                       EXHIBIT "A"


                  Hudsonville, Michigan

Part  of the Northeast fractional 1/4 of Section 5, Town 5 North,
Range 13 West, City of Hudsonville, Michigan, described as:

COMMENCING at the Northeast corner of said Section, thence South 02 degrees 21 minutes 30 seconds West 995.20 feet along the East line of said Section; thence North 89 degrees 26 minutes 38 seconds  West 33.02 feet; thence South 02 degrees 21  minutes  30 seconds West 28.51 feet; thence North 87 degrees 28 minutes 30 seconds West 17.00 feet to the PLACE OF BEGINNING; thence South 02 degrees 21 minutes 30 seconds West 147.02 feet along the West right-of-way line of 32 nd Avenue; thence North 89 degrees 26 minutes 38 seconds West 250.00 feet; thence North 02 degrees 21 minutes  30 seconds East 175.00 feet; thence South 89 degrees  26 minutes 28 seconds East 250.00 feet; thence South 02 degrees 21 minutes 30 seconds West 27.98 feet to the PLACE OF BEGINNING.

SUBJECT  TO AND TOGETHER WITH an easement for ingress and  egress over  part  of the Northeast fractional 1/4, Section  5,  Town  5
North,  Range  13  West,  City  of  Hudsonville,  Ottawa  County,
Michigan, described as:

COMMENCING at the Northeast corner of said Section, thence South 02 degrees 21 minutes 30 seconds West 1170.20 feet along the East line of said Section; thence North 89 degrees 26 minutes 38 seconds West 93.88 feet to the POINT OF BEGINNING; thence South 00 degrees, 33 minutes 22 seconds West 10.52 feet; thence South 88 degrees 27 minutes 06 seconds East 33 43.52 feet; thence South 02 degrees 21 minutes 30 seconds West 26.00 feet along the West Right-of-Way line of 32nd Avenue; thence North 88 degrees 27 minutes 06 seconds West 42.86 feet; thence South 02 degrees 21 minutes  20 seconds West 136.00 feet; thence North 87 degrees  38 minutes  05  seconds West 76.54 feet; thence South 47 degrees  38 minutes  40  seconds West 14.21 feet; thence South 02 degrees  55 minutes  25  seconds West 20.20 feet; thence North 89 degrees  26 minutes 38 seconds West 16.01 feet along the North Right-of-Way line of Highland Drive; thence North 02 degrees 55 minutes 25 seconds  East 30.70 feet; thence North 87 degrees 38  minutes  05 seconds  West  9.00 feet; thence South 47 degrees 38  minutes  40 seconds  West  7.11 feet; thence South 02 degrees 55  minutes  25 seconds West 26.15 feet; thence North 89 degrees 26 minutes 38 seconds West 16.01 feet along said North Right-of-Way line; thence North 02 degrees 55 minutes 25 seconds East 55.65 feet;
thence  South 87 degrees 38 minutes 05 seconds East 106.31  feet;
thence  North 02 degrees 21 minutes 20 seconds East 116.81  feet;
thence North 00 degrees 33 minutes 22 seconds East 30.90 feet; thence South 89 degrees 26 minutes 38 seconds East 26.00 feet to the POINT OF BEGINNING.

SUBJECT TO AND TOGETHER WITH an easement over part of the Northeast fractional 1/4 of Section 5, Town 5 North, Range 13 West, City of Hudsonville, Ottawa County, Michigan, described as:
COMMENCING at the Northeast corner of said Section; thence South 02 degrees 21 minutes 30 seconds West 929.17 feet along the East line of said Section; thence North 89 degrees 26 minutes 38 seconds West 115.00 feet; thence South 02 degrees 21 minutes 30 seconds  East 66.03 feet; thence South 89 degrees 26  minutes  38 seconds East 115.00 feet; thence North 02 degrees 21 minutes 30 seconds East 66.03 feet to the POINT OF BEGINNING.